TRANSAMERICA IDEX MUTUAL FUNDS

TA IDEX Evergreen Health Care

Supplement dated September 28, 2006 to the Prospectuses dated March 1, 2006, as previously supplemented

The following information supplements, amends and replaces the first paragraph in the Prospectuses regarding TA IDEX Evergreen Health Care under the section “Portfolio Manager:”

WALTER T. McCORMICK, CFA, is a Senior Vice President, Senior Portfolio Manager and head of the Large Cap Value and Core Equity team at Evergreen. He originally was employed by a predecessor of Evergreen from 1984 to 1998. Mr. McCormick then joined David L. Babson & Co., Inc. from 1998 to April 2000. From April 2000 to March 2002 he managed private portfolios. Mr. McCormick rejoined Evergreen in March 2002 and he joined the fund in 2006.

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Investors Should Retain This Supplement for Future Use